Exhibit 10.2

LOCK-UP AGREEMENT

                                                ___________________, 2015

Pyxis Tankers Inc.

K. Karamanli 59

Maroussi 15125, Greece

Ladies and Gentlemen:

In connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of ________, 2015, by and among Pyxis Tankers Inc., a Marshall Islands corporation (“Pyxis” or the “Company”), Maritime Technologies Corp., a Delaware corporation, LookSmart, Ltd., a Delaware corporation, and LookSmart Group, Inc., a Nevada corporation, in order to induce the parties to consummate the transactions contemplated by the Merger Agreement, the undersigned agrees not to, either directly or indirectly, during the “Restricted Period” (as hereinafter defined):

(1)	sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a “Transfer”) any legal or beneficial interest in any Pyxis Shares (as defined in the Merger Agreement) issued to the undersigned in connection with the Merger Agreement, or any other shares of Pyxis Common Stock or any securities convertible into or exercisable or exchangeable for shares of Pyxis Common Stock, acquired on or after the Closing Date (as defined in the Merger Agreement) (collectively, the “Restricted Securities”);

(2)	enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise; or

(3)	publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any of the Restricted Securities.

As used herein, “Restricted Period” means the period commencing on the Closing Date and ending on the earlier of (i) the six (6) month anniversary of the Closing Date or (ii) the day on which the Company consummates a Future Pyxis Offering (as defined in the Merger Agreement); provided, however, that if an underwriter in the Future Pyxis Offering requests the undersigned to extend this Restricted Period for a period of up to six (6) months following the closing of such offering, then the undersigned shall agree to such extension.

The restrictions contained in the preceding paragraphs shall not apply to transactions relating to shares of Pyxis Common Stock or other securities acquired in open market transactions; nor shall they apply to transfers of shares of Pyxis Common Stock for the purpose of satisfying any tax or other governmental withholding obligation solely in connection with the issuance of the Pyxis Common Stock.

In addition, the undersigned agrees not to, either directly or indirectly, during the twelve (12) month period following the Closing Date, effect or agree to effect any short sale (as defined in Rule 200 under Regulation SHO of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), whether or not against the box, establish any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Restricted Securities, borrow or pre-borrow any Restricted Securities, or grant any other right (including, without limitation, any put or call option) with respect to the Restricted Securities or with respect to any security that includes, is convertible into or exercisable for or derives any significant part of its value from the Restricted Securities or otherwise seek to hedge the undersigned’s position in the Restricted Securities.

The undersigned hereby authorizes the Company’s transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this Lock-up Agreement.

The undersigned understands that this Lock-up Agreement is irrevocable and shall be legally binding on the undersigned’s heirs, legal representatives, successors and permitted assigns, and is executed as an instrument governed by the law of New York. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

Delivery of a signed copy of this Lock-up Agreement by facsimile or other electronic transmission shall be effective as delivery of the original hereof.

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